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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)
Karen Seaberg Laidacker M. Seaberg Cloud L. Cray, Jr. Cray Family Management LLC Cray MGP Holdings LP John P. Bridendall M. Jeannine Strandjord
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED JUNE [    •    ], 2013

2013 ANNUAL MEETING OF STOCKHOLDERS
OF
MGP INGREDIENTS, INC.

PROXY STATEMENT

OF

KAREN SEABERG
LAIDACKER M. SEABERG
CLOUD L. CRAY, JR.
CRAY FAMILY MANAGEMENT LLC
CRAY MGP HOLDINGS LP
JOHN P. BRIDENDALL
M. JEANNINE STRANDJORD

To Our Fellow MGP Stockholders:

        This Preliminary Proxy Statement and the accompanying [GOLD] proxy card are being furnished to stockholders ("Stockholders") of MGP Ingredients, Inc. ("MGP" or the "Company") in connection with the solicitation of proxies by the Participants (as hereinafter defined), to be used at the 2013 Annual Meeting (the "Annual Meeting") of Stockholders of MGP and at any adjournments, postponements, continuations or reschedulings thereof, or any other meeting of the Stockholders in lieu thereof. The Annual Meeting was originally scheduled for May 23, 2013. The meeting on May 23 lacked a quorum of preferred stockholders as a result of a revocation of proxies by the Cray Group (as defined below), so the meeting was adjourned to a later date and time that have not yet been disclosed by the Company. This Preliminary Proxy Statement and the [GOLD] proxy card are first being furnished to Stockholders on or about June [    •    ], 2013.

PARTICIPANTS IN SOLICITATION OF PROXIES

        The participants in the solicitation of proxies (the "Participants") from Stockholders of MGP include: Karen Seaberg, her husband, Laidacker M. Seaberg, her father, Cloud L. Cray, Jr., and Cray Family Management LLC ("Management") and Cray MGP Holdings LP (the "Partnership"), which were formed for estate planning purposes (the foregoing collectively being the members of the "Cray Group"). John P. Bridendall and M. Jeannine Strandjord are also Participants by virtue of being Nominees of the Cray Group. References to "we," us" or "our" refer only to the Cray Group.

        Annex A attached hereto sets forth, as to the Nominees and the Participants, certain information regarding the Nominees and Participants, including all purchases and sales in securities of MGP effected during the past two years and their beneficial ownership of securities of MGP.

        With respect to each Participant (including the Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of MGP, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant's associates have any arrangement or understanding with any person with respect to (A) any future employment by MGP or its affiliates or (B) any future transactions to which MGP or any of its affiliates will or may be a party.

THIS SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD.

        The Participants are seeking your proxy for the Annual Meeting, when reconvened, regarding the following matters:

  1.
  To vote FOR the election to the Board of Directors of MGP (the "Board") each of John P. Bridendall, M. Jeannine Strandjord and Cloud L. Cray, Jr. (each a "Nominee", and collectively, the "Nominees").

  2.
  To vote FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ended December 31, 2013;

  3.
  To vote AGAINST the Company's proposed resolution endorsing, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement;

  4.
  To vote FOR the Cray Group's proposal requesting the Board of Directors to approve an amendment to the Company's Articles of Incorporation to de-stagger the Board and permit any director to be removed with or without cause by Stockholders holding a majority of the voting power required to elect such director, and to submit such amendment to the Company's Stockholders for approval;

  5.
  To vote FOR the Cray Group's proposal to amend the Company's bylaws ("Bylaws") to provide a right for Stockholders holding 10% or more of the outstanding common stock or outstanding preferred stock to call a special meeting of Stockholders;

  6.
  To vote FOR the Cray Group's proposal to amend the Bylaws to require that any vacancies on the Board be filled only by the Stockholders and not by the Board; and

  7.
  To vote FOR the repeal of any provision of or amendments to the Bylaws adopted by the Board without the approval of a majority of the shares of common stock and preferred stock voting thereon after April 3, 2013 and on or before the date of the Annual Meeting.

        Each of John P. Bridendall, M. Jeannine Strandjord and Cloud L. Cray, Jr. has consented to being named as a Nominee in this Proxy Statement and to serve as a director of MGP, if elected. Cloud L. Cray, Jr., who has been nominated by the Board, has been included as a nominee in this proxy statement and solicitation of proxies because it is possible that the Board may remove him as one of the director nominees to the Board due to his participation in this solicitation of proxies from Stockholders.

        The Nominees and each of the other Participants have no interest in MGP other than through the beneficial ownership (if any) of shares of Class A Common Stock, no par value, of MGP (the "Common Stock") and shares of Class B Preferred Shares, par value of $10.00 per share, of MGP (the "Preferred Stock") of MGP as disclosed herein, and, in the case of Karen Seaberg and Cloud L. Cray, Jr., both are current directors of MGP.

        Ms. Strandjord and Mr. Bridendall have each entered into a nominee agreement (the "Nominee Agreement") with Mrs. Seaberg, Mr. Seaberg, Mr. Cray, Management and the Partnership (the "Cray Group") pursuant to which Ms. Strandjord and Mr. Bridendall have agreed to be nominated and the Cray Group has agreed to indemnify each of them with respect to certain costs incurred by them in connection with the proxy contest relating to the Annual Meeting. The form of Nominee Agreement is attached hereto as Annex B.

        JOHN P. BRIDENDALL, M. JEANNINE STRANDJORD AND CLOUD L. CRAY, JR. ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE STOCKHOLDERS OF MGP AND IN ACCORDANCE WITH THEIR FIDUCIARY DUTIES. WE URGE YOU TO VOTE YOUR [GOLD]

PROXY CARD FOR JOHN BRIDENDALL, M. JEANNINE STRANDJORD AND CLOUD L. CRAY, JR. AND AS RECOMMENDED ABOVE, WHICH WILL BE SENT TO YOU WITH OR AFTER OUR DEFINITIVE PROXY STATEMENT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

BACKGROUND

        We are soliciting proxies through this Proxy Statement only reluctantly, and solely because we believe that changes in the composition of the Board and management of the Company, together with improved corporate governance, are necessary in order to advance the interests of the Company and its Stockholders, employees and other constituencies. The Cray Group includes Mr. Cray and Mrs. Seaberg, the son and the granddaughter of the Company's founder, each of whom has long been involved in the Company's affairs. Mr. Cray served as Chairman of the Board of the Company from 1980 until 2006, as Chief Executive Officer of the Company from 1980 to September 1988 and has been an officer and director of the Company for more than 50 years. Mrs. Seaberg has been a director of the Company since August 2009. We believe that all Stockholders deserve a Board that listens to them and that, consistent with the Board's fiduciary obligations, appropriately responds to their concerns. In addition to Mr. Cray, the Cray Group has identified two new high-quality and independent nominees—Ms. Strandjord and Mr. Bridendall—who we believe are committed to good governance and to listening to all of the Company's Stockholders, and will add great value to the Board. We believe the election of Ms. Strandjord and Mr. Bridendall, and the reelection of Mr. Cray, will further efforts to improve the Company's business and financial performance, achieve profitable growth, ensure accountability to Stockholders, restore a positive corporate culture, avoid the loss of key employees and build long-term stockholder value.

        If the Nominees are elected they, together with Ms. Seaberg, will not constitute a majority on the Board and there can be no assurance that we will be successful in persuading other members of the Board to adopt the changes we are proposing, including the proposed amendment to the Articles of Incorporation to de-stagger the Board described in Proposal 4, below. Nonetheless, we intend to press the Board to improve the Company's corporate governance practices, including the adoption of the amendment to the Articles of Incorporation, so that the Board is more responsive and accountable to Stockholder concerns.

IMPORTANT

        According to the Company's Articles of Incorporation and Bylaws, and applicable law, the election of the Nominees requires the affirmative vote of a plurality of the votes cast by the holders of MGP's Common Stock or of MGP's Preferred Stock, as applicable and as further described below, at a meeting at which a quorum of both common stockholders and preferred stockholders is present in person or represented by proxy. As a result, your vote is extremely important. We urge you to mark, sign, date, and return the [GOLD] proxy card to vote FOR the election of each Nominee, which will be sent to you with or after our Definitive Proxy Statement is filed with the Securities and Exchange Commission.

        WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY MGP. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED [GOLD] PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE, OR BY VOTING BY TELEPHONE, BY INTERNET OR IN PERSON BY BALLOT AT THE ANNUAL MEETING, WHICH, IN EACH CASE, WILL BE SENT TO YOU OR MAY BE ACCOMPLISHED AFTER WE SEND YOU OUR DEFINITIVE PROXY STATEMENT. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

        If you have any questions or require any assistance in executing your proxy, please call or e-mail:

D.F. King & Co., Inc.
Stockholders call toll-free: (800) 859-8509
Banks and Brokerage Firms call: (212) 269-5550
E-mail: mgpi@dfking.com

        Only holders of record of MGP's voting securities as of the close of business on April 3, 2013 (the "Record Date") are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders in lieu thereof. According to the proxy statement of MGP filed with the Securities and Exchange Commission on April 11, 2013 ("MGP's Proxy Statement" or the "Company's proxy statement"), as of March 1, 2013, there were 17,934,233 shares of Common Stock and 437 shares of Preferred Stock outstanding. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of MGP held on the Record Date, and preferred stockholders will be entitled to one vote at the Annual Meeting for each share of Preferred Stock of MGP held on the Record Date.

        As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of 4,940,101 shares of Common Stock, representing approximately 27.5% of the outstanding shares of Common Stock, and 404 shares of Preferred Stock, representing approximately 92.4% of the outstanding shares of Preferred Stock. The Cray Group and their affiliates intend to vote such shares:

  •
  FOR the election to the Board of each of the Nominees.

  •
  FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ended December 31, 2013;

  •
  AGAINST the Company's proposed resolution endorsing, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement;

  •
  FOR the Cray Group's proposal requesting the Board of Directors to approve an amendment to the Company's Articles of Incorporation to de-stagger the Board and permit any director to be removed with or without cause by Stockholders holding a majority of the voting power required to elect such director, and to submit such amendment to the Company's Stockholders for approval;

  •
  FOR the Cray Group's proposal to amend the Company's bylaws ("Bylaws") to provide a right for Stockholders holding 10% or more of the outstanding common stock or outstanding preferred stock to call a special meeting of Stockholders;

  •
  FOR the Cray Group's proposal to amend the Bylaws to require that any vacancies on the Board be filled only by the Stockholders and not by the Board; and

  •
  FOR the repeal of any provision of or amendments to the Bylaws adopted by the Board without the approval of a majority of the shares of common stock and preferred stock voting thereon after April 3, 2013 and on or before the date of the Annual Meeting.

WE URGE YOU TO VOTE FOR THE NOMINEES AND, IN THE MANNER SPECIFIED ABOVE, ON THE REMAINING PROPOSALS BY TELEPHONE, BY INTERNET, OR BY MARKING, SIGNING, DATING AND RETURNING THE [GOLD] PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU, WHICH WILL BE SENT TO YOU WITH OR AFTER OUR DEFINITIVE PROXY STATEMENT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 1
ELECTION OF DIRECTORS

        As described in MGP's proxy statement, the Board is divided into two groups, with the holders of Common Stock being entitled to vote for the persons nominated for the Group A position and the holders of Preferred Stock entitled to vote for the persons nominated for the Group B positions. A plurality of the votes cast by the applicable class of stock is required for the election of directors for the applicable group. Abstentions and withheld votes will have no effect on the outcome. In case of a broker non-vote, your broker may not vote your shares.

        The Nominees, if elected, would serve terms and hold office until the 2016 annual meeting of Stockholders and until a successor has been duly elected and qualified. However, if the Board were to adopt an amendment to the Articles of Incorporation to declassify the Board in response to our precatory Proposal 4 and such amendment were approved by the holders of a majority of the outstanding shares of Preferred Stock, then the Nominees would serve a one-year term and hold office until the 2014 Annual Meeting of Stockholders and until a successor has been duly elected and qualified. Background information about each of the Nominees is set forth below.

        John P. Bridendall and M. Jeannine Strandjord are each party to an agreement substantially in the form attached hereto as Annex B, pursuant to which the Participants have agreed to be nominated relating to the Annual Meeting (the "Nominee Agreement"). Cloud L. Cray, Jr. is a party to an agreement substantially in the form attached hereto as Annex C, pursuant to which he has agreed to be nominated. Except as disclosed in this Proxy Statement, including the Annexes attached hereto and as provided in the Nominee Agreement (which, among other things, provides for indemnification in certain circumstances), none of the Nominees receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. John P. Bridendall and M. Jeannine Strandjord have an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement relating to such Nominee. Cloud L. Cray, Jr. has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as described in Annex A. The Participants have an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities by members of the Cray Group, as described in Annex A.

        We believe that each of Ms. Strandjord, Mr. Bridendall and Mr. Cray would be considered independent under NASDAQ Rules 5606(a)(2)(A) and 5605(a)(2)(C).

        Other than as disclosed in this Proxy Statement, including the Annexes attached hereto, (i) the Nominees are not, nor were they within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of MGP, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) none of the Nominees nor any of their respective associates have any arrangement or understanding with any person with respect to (A) any future employment by MGP or its affiliates or (B) any future transactions to which MGP or any of its affiliates will or may be a party.

GROUP A NOMINEE
(For a term expiring in 2016)

JOHN P. BRIDENDALL

        John P. Bridendall has since 2007 served as President of Bridendall & Co., a provider of advisory services to beverage alcohol industry participants. From 2001 to 2007, Mr. Bridendall served as Executive Vice President, Finance and Administration for Jackson Enterprises, Jackson Wine Estates International, and Kendall-Jackson Wine Estates, a family owned producer and marketer of many fine wines. Prior to joining Kendall-Jackson, Mr. Bridendall served as Senior Vice President, Director

Corporate Development and Investor Relations for Brown-Forman Corporation, a multinational producer and marketer of well-known distilled spirits and fine wine. Prior to joining Brown-Forman in 1978, Mr. Bridendall was a certified public accountant with Peat, Marwick, Mitchell & Co., the predecessor to KPMG LLP.

        In selecting Mr. Bridendall as a nominee for Director, the Cray Group considered his extensive industry experience and expertise in strategic planning, branding strategy, managing and overseeing growth organically and through mergers and acquisitions, as well as his background in finance and accounting.

GROUP B NOMINEES
(For terms expiring in 2016)

M. JEANNINE STRANDJORD

        M. Jeannine Strandjord has over 40 years of financial management experience and was employed in three different and diverse industries after starting in public accounting on the audit staff of Ernst and Whinney in 1968. For 20 years, beginning in 1985, she held several senior financial and related senior management roles at Sprint Corporation. She managed the successful transformation and restructuring of Sprint as Chief Integration Officer from 2003 until 2005 when she retired. She was Senior Vice President and Chief Financial Officer of Global Solutions, a $9 billion division, from 1998 until 2003 and was Controller and then Treasurer for Sprint Corporation from 1986 to 1998. Ms. Strandjord, age 67, has been a director of American Century Mutual Funds (for six registered investment companies) since 1994, where she chairs the Compliance and Shareholder Relations Committee and is a member of the Executive Committee and Performance Committee. From 1996 through May 2012, she was a director of DST Systems, Inc., where she chaired the Audit Committee and sat on the Compensation Committee and Governance and Nominating Committee. Ms. Strandjord has been a director of the Euronet Worldwide, Inc. ("Euronet") since 2001. Ms. Strandjord has been Euronet's Lead Independent Director since 2010 and is currently the Chairman of Euronet's Audit Committee. She was a trustee for Rockhurst University for nine years and is currently on the Heartland Board of the National Association for Corporate Directors, which she chaired for two years and now co-chairs.

        In selecting Ms. Strandjord as a nominee for Director, the Cray Group considered her valuable experience on the boards of various other public companies, as well as an extensive background in finance, accounting, corporate governance, restructuring, talent management, and compensation and benefits.

CLOUD L. CRAY, JR.

        Mr. Cray, age 90, has been a director since 1957. He served as Chairman of the Board from 1980 until 2006 and as Chief Executive Officer from 1980 to September, 1988, and has been an officer or director of the Company for more than 50 years. He is the father of Karen Seaberg and the father-in-law of Laidacker Seaberg, Karen's husband. The Cray Group believes Mr. Cray's qualifications include his long history with the Company, including more than 50 years of service as an officer or director, his knowledge of the Company, its industries and its personnel and of the importance of restoring a positive corporate culture, and his significant stock ownership, which aligns his interests with those of other Stockholders.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF JOHN P. BRIDENDALL, M. JEANNINE STRANDJORD AND CLOUD L. CRAY, JR. BY MARKING, SIGNING, DATING AND RETURNING THE [GOLD] PROXY CARD IN THE POSTAGE PAID ENVELOPE OR BY USING THE [GOLD] PROXY CARD TO VOTE BY TELEPHONE OR INTERNET, WHICH, IN EACH CASE, WILL BE SENT TO YOU OR MAY BE ACCOMPLISHED, AFTER WE SEND YOU OUR

DEFINITIVE PROXY STATEMENT. IF YOU HAVE SIGNED THE [GOLD] PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE [GOLD] PROXY CARD FOR THE ELECTION OF M. JEANNINE STRANDJORD, JOHN P. BRIDENDALL AND CLOUD L. CRAY, JR.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

        According to MGP's Proxy Statement, MGP is soliciting proxies with respect to two proposals other than the election of directors. Please refer to MGP's Proxy Statement for a detailed discussion of these proposals, including MGP's various arguments in favor of such proposals. These proposals are outlined below. IF YOU HAVE NOT MARKED THE [GOLD] PROXY CARD BUT HAVE SIGNED IT AND SENT IT TO US AFTER IT IS SENT TO YOU, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR [GOLD] PROXY CARD (I) FOR PROPOSAL 2 BELOW AND (II) AGAINST PROPOSAL 3 BELOW. YOU WILL ALSO BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR [GOLD] PROXY CARD, AFTER IT IS RECEIVED, SIGNED AND SENT TO US, FOR PROPOSALS 4, 5, 6, AND 7 BELOW. YOU WILL BE DEEMED TO HAVE GIVEN AUTHORITY TO THE PERSONS NAMED IN THE ENCLOSED [GOLD] PROXY CARD, AFTER IT IS RECEIVED, SIGNED AND SENT TO US, TO VOTE YOUR SHARES IN THEIR DISCRETION ON ADDITIONAL MATTERS NOT PRESENTLY KNOWN TO THE PARTICIPANTS AS OF THE DATE HEREOF, AS INDICATED ON THE [GOLD] PROXY CARD.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        At the Annual Meeting, the Stockholders will be asked to vote to ratify the selection of KPMG LLP as MGP's independent registered public accounting firm. MGP's Board of Directors recommended a vote for this proposal. The Cray Group intends to vote, and recommend that you vote, for this proposal.

PROPOSAL 3
SAY ON PAY

        As Proposal No. 3 for the 2013 Annual Meeting, the Company's proxy statement asks Stockholders to consider and vote upon the following non-binding resolution concerning the compensation of the Company's named executive officers ("NEOs"), as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in the Company's 2013 Proxy Statement. This advisory vote on executive compensation is not binding on the Company's Board of Directors; however, we understand from the MGP Proxy Statement that the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

        We are asking Stockholders to vote AGAINST the following resolution proposed by the Company:

        "RESOLVED, that the stockholders of MGP Ingredients, Inc. approve, on an advisory basis, compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Overview, compensation tables and narrative discussion."

        We recommend that you vote AGAINST the adoption of the non-binding resolution concerning the compensation of the Company's named executive officers by checking the appropriate box and signing, dating and returning the enclosed [GOLD] proxy card.

        We believe the Company's compensation program with respect to the compensation of the Chief Executive Officer, Mr. Newkirk, does not link his pay with performance as measured by total stockholder returns, operating income or other measures that are truly in the interests of Stockholders. In particular, the Company's short-term incentive plan, pursuant to which Mr. Newkirk received a bonus of $351,000 for 2012 due to the Company exceeding its "MEP" (for "modified economic profit") target, is not aligned with Stockholder interests. That Mr. Newkirk exceeded his target for performance and received any bonus, let alone one of that magnitude, in a year in which the Company had a loss from operations of $944,000, according to the Company's Form 10-K for the fiscal year ended December 31, 2012, is simply unacceptable. Moreover, Institutional Shareholder Services, or ISS, reports that the Company's total stockholder return, reflecting price appreciation plus reinvestment of dividends (calculated monthly) and the compounding effect of dividends paid on reinvested dividends, is negative for the three-year period ended December 31, 2012 and for the five-year period ended December 31, 2012. According to ISS, the Company's TSR was -31.51% for the most recent year, -22.89% for the three-year period ended December 31, 2012, and -17.69% for the five-year period ended December 31, 2012. The Company's compensation program for its Chief Executive Officer has not responded to this poor performance.

        Additionally, in 2012 John R. Spiers, the Board's chairman and Group A nominee for election at the Annual Meeting, received total fees of $225,282, according to the Company's proxy statement, including $165,000 in fees merely for his service as lead director and Chairman of the Board. According to data from the NACD's 2012-2013 Director Compensation Report, Mr. Spier's total compensation was more than 50% higher than the median total compensation for non-executive chairmen at similarly sized public companies. While Mr. Spiers is not a "named executive officer", the Cray Group understands that the rationale justifying his large compensation is his mentoring role with the Chief Executive Officer, Mr. Newkirk. In that sense, a significant portion of Mr. Spiers' compensation is attributable to Mr. Newkirk, which exacerbates the concerns the Cray Group has about the Company's compensation program as it relates to the compensation of the Chief Executive Officer.

WE RECOMMEND A VOTE "AGAINST" THE APPROVAL OF THE NON-BINDING SAY-ON-PAY PROPOSAL AND INTEND TO VOTE OUR SHARES "AGAINST" THIS PROPOSAL.

ADDITIONAL PROPOSALS BY THE CRAY GROUP

        In addition to the proposal for electing directors and the two other proposals contained in MGP's proxy statement, the Cray Group is soliciting proxies for four additional proposals that the Cray Group wishes to bring before the Annual Meeting. These four additional proposals are described below and include (i) a precatory proposal asking the Board to adopt an amendment to MGP's articles of incorporation to de-stagger the Board and provide for the annual election of all directors and to permit the immediate removal, with or without cause, of any director, (ii) an amendment to MGP's bylaws to provide for the right of Stockholders holding 10% or more of either MGP's Common Stock or Preferred Stock to call a special meeting, (iii) an amendment to MGP's bylaws to prevent the Board from filling, and to give Stockholders the exclusive right to fill, vacancies on the Board and (iv) the repeal of any provision of or amendments to the Bylaws adopted by the Board without the approval of a majority of the shares of common stock and preferred stock voting thereon after April 3, 2013 and on or before the date of the Annual Meeting. IF YOU HAVE NOT MARKED THE [GOLD] PROXY CARD BUT HAVE SIGNED IT AND SENT IT TO US AFTER IT IS SENT TO YOU, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR [GOLD] PROXY CARD FOR PROPOSALS 4, 5, 6 AND 7 BELOW.

PROPOSAL 4
ANNUAL ELECTION OF THE BOARD

        At the meeting we will ask Stockholders to vote to urge the Company's Board of Directors (i) to approve an amendment to the Company's Articles of Incorporation, substantially in the form of Exhibit 1 attached hereto, to eliminate the classification of the Board of Directors and to provide that any director may be removed with or without cause by the holders of a majority of the voting power required to elect such director, and (ii) to submit such amendment to the Company's Stockholders for approval. The Company's Articles of Incorporation currently divide the Board into three classes, with each member of a class elected for a three-year term and with one-third of directors standing for election each year.

        Declassification of the Company's Board of Directors would permit Stockholders to evaluate and register their views on the performance of directors at each annual meeting. Annual elections will make directors more accountable to the Company's Stockholders, which could thereby contribute to improving performance and increasing the Company's value. In recent years many public companies in the United States have eliminated their classified board structures in response to best practices in corporate governance and pressure from stockholders to do so. According to data from FactSet Research Systems, the number of S&P 500 companies with classified boards has declined by more than 60% since 2000, and the average percentage of votes cast in favor of stockholder proposals to declassify the boards of S&P 500 companies during 2011 and 2012 exceeded 75%.

        The effect of the amendment we are recommending would be to eliminate the classification of directors and would result in the entire Board being elected each year. The amendment would provide, as permitted by Kansas law, that each director, including directors currently serving, could be removed at any time following the effectiveness of the amendment, with or without cause, by Stockholders holding a majority of the shares entitled to vote in an election for such director.

        For the vote seeking approval of a resolution urging the Company's Board of Directors to approve an amendment to the Company's Articles of Incorporation to eliminate the classification of the Board of Directors and to provide that any director may be removed with or without cause, the affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the meeting, is required. Abstentions with respect to this vote will have the same effect as a vote against the proposal. In case of a broker non-vote, your broker may not vote your shares.

WE URGE STOCKHOLDERS TO VOTE "FOR" APPROVAL OF THE RESOLUTION URGING THE BOARD OF DIRECTORS TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFICATION OF THE BOARD AND TO PROVIDE THAT ANY DIRECTOR MAY BE REMOVED WITH OR WITHOUT CAUSE AND TO SUBMIT SUCH AMENDMENT TO THE COMPANY'S STOCKHOLDERS FOR APPROVAL.

PROPOSAL 5
STOCKHOLDER RIGHTS TO CALL SPECIAL MEETINGS

        Section 2.2 of the Company's Bylaws currently provides that special meetings of Stockholders may be called only by the Board of Directors, the Chairman of the Board, or the President. The Cray Group recommends to Stockholders for approval an amendment to Section 2.2 of the Bylaws that would permit Stockholders who hold either 10% or more of the Company's common stock or 10% or more of the Company's preferred stock to call a special meeting of Stockholders by written request filed with the Secretary of the Company, provided that such written request is made in accordance with certain procedural and information requirements set forth in the Bylaws (as amended). The complete text of the proposed amendment to Section 2.2 of the Bylaws is attached as Exhibit 2 to this Proxy Statement, which is intended to replace, in its entirety, the current Section 2.2 of the Bylaws.

        The Cray Group believes that the amendment is responsive to the current corporate governance trend to provide an opportunity for Stockholders holding a significant stake in company the right to call a special meeting. The Cray Group has set the threshold at 10% ownership of Common Stock or Preferred Stock to appropriately safeguard the Company against undue disruptions and costs associated with calling of a special meeting, unless Stockholders holding a significant economic interest through such ownership believe that the calling of a special meeting of Stockholders is warranted.

        The Bylaw amendments would establish the procedures by which Stockholders may require the Company's Secretary to call a special meeting. The amendments would also impose qualifications designed to prevent duplicative and unnecessary meetings by eliminating proposals that, among other things:

  •
  are not proper subjects for stockholder action under applicable law;

  •
  are received during the period beginning 90 days prior to the first anniversary of the prior annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; or

  •
  are substantially similar to another item that is included in our notice as an item of business to be brought before a stockholder meeting that has been called but not yet held.

        The foregoing description of the proposed amendment to the Bylaws is qualified in its entirety by the complete text of the proposed amendment to Section 2.2 of the Bylaws, set forth in Exhibit 2.

        For the vote seeking approval of an amendment to Section 2.2 of the Bylaws that would permit Stockholders who hold either 10% or more of the Company's common stock or 10% or more of the Company's preferred stock to call a special meeting by written request filed with the Secretary of the Company, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock and of the holders of a majority of the outstanding shares of Common Stock, each voting separately as a class, is required. Abstentions with respect to this vote will have the same effect as a vote against the proposal. In case of a broker non-vote, your broker may not vote your shares.

WE URGE STOCKHOLDERS TO VOTE "FOR" APPROVAL OF AN AMENDMENT TO ARTICLE II OF THE BYLAWS THAT WOULD PERMIT STOCKHOLDERS WHO HOLD EITHER 10% OR MORE OF THE COMPANY'S COMMON STOCK OR 10% OR MORE OF THE COMPANY'S PREFERRED STOCK TO CALL A SPECIAL MEETING BY WRITTEN REQUEST FILED WITH THE SECRETARY OF THE COMPANY.

PROPOSAL 6
STOCKHOLDER RIGHT TO FILL BOARD VACANCIES

        Section 3.8 of the Company's Bylaws currently provides vacancies on the Board may be filled only by a majority of the directors then in office. Such vacancies could arise from the death, resignation or removal of a director, an increase in the number of directors, a refusal by an elected director to serve, or failure of Stockholders to elect all directors at a meeting held to elect directors.

        Under the Company's Articles of Incorporation, the Board is divided into three classes, with each class composed of one or more Group A directors, who are elected by holders of the Company's common stock voting separately, and one or more Group B directors, who are elected by holders of the Company's preferred stock voting separately. There are four Group A directors and five Group B directors. The Cray Group recommends to Stockholders for approval the amendment of Section 3.8 of the Bylaws to provide that any vacancy in a Group A or Group B director position shall be filled solely by the Company's common stockholders, in the case of Group A directors, or by the Company's preferred stockholders, in the case of Group B directors. The complete text of the proposed amendment of Section 3.8 of the Bylaws is attached as Exhibit 3 to this Proxy Statement, which is intended to replace, in its entirety, the current Section 3.8 of the Bylaws.

        We believe that the amendment prevents entrenchment on the Board, and promotes accountability to Stockholders.

        The amendment would amend Section 3.8 the Bylaws to provide that any vacancy in a Group A or Group B director position shall be filled, within 60 days of the vacancy arising, solely by the Company's common stockholders, in the case of Group A directors, or by the Company's preferred stockholders, in the case of Group B directors.

        The foregoing description of the proposed amendment to the Bylaws is qualified in its entirety by the complete text of the proposed amendment of Section 3.8 of the Bylaws, set forth in Exhibit 3.

        For the vote seeking approval the amendment and restatement of Section 3.8 the Bylaws to provide that any vacancy in a Group A or Group B director position shall be filled solely by the Company's common stockholders, in the case of Group A directors, or by the Company's preferred stockholders, in the case of Group B directors, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock and of the holders of a majority of the outstanding shares of Common Stock is required. Abstentions with respect to this vote will have the same effect as a vote against the proposal. In case of a broker non-vote, your broker may not vote your shares.

WE URGE STOCKHOLDERS TO VOTE "FOR" APPROVAL OF THE AMENDMENT OF SECTION 3.8 OF THE BYLAWS TO PROVIDE THAT ANY VACANCY IN A GROUP A OR GROUP B DIRECTOR POSITION SHALL BE FILLED SOLELY BY THE COMPANY'S COMMON STOCKHOLDERS, IN THE CASE OF GROUP A DIRECTORS, OR BY THE COMPANY'S PREFERRED STOCKHOLDERS, IN THE CASE OF GROUP B DIRECTORS.

PROPOSAL 7
REPEAL OF BYLAW AMENDMENTS BETWEEN RECORD DATE AND THE DATE OF THE ANNUAL MEETING

        Pursuant to Article XII of the Company's Articles of Incorporation, the Board is authorized to make, alter or repeal the Bylaws without Stockholder approval. The Cray Group believes that the Stockholders should have the opportunity to amend or repeal any amendments unilaterally adopted by the Board after April 3, 2013, which is the record date for the Annual Meeting, and before the date on which the 2013 Annual Meeting is reconvened.

        Adoption of this resolution could have the effect of counteracting any unilateral adoption, alteration or repeal of the Bylaws by the Board that would impede the effectiveness of the proposed election of the Nominees, negatively impact our ability to solicit or obtain proxies from Stockholders, or countermine the will of the Stockholders expressed in those proxies. To the extent that Stockholders support a provision or amendment of the Bylaws unilaterally approved by the Board and that is repealed as a result of this resolution, adoption of this resolution would countermine the will of such Stockholders. Although adoption of this proposal could have the effect of repealing previously undisclosed Bylaw amendments, including those unrelated to the proposed election of the Nominees, without considering the beneficial nature, if any, of such amendments, it would not repeal any such amendments that were approved by the Stockholders.

        Proposal 5 and Proposal 6, both of which propose changes to the Bylaws, would not be affected by this Proposal 7, as the proposed Bylaw amendments that are part of Proposal 5 and Proposal 6 are being submitted to the Stockholders for their approval at the 2013 Annual Meeting.

        Proposal 7 provides for the adoption of a resolution of the Stockholders in the following form:

        "RESOLVED, that each and any amendment, repeal or alteration of the Bylaws adopted by the Board without the approval of the Company's stockholders subsequent to April 3, 2013 and prior to the approval of this resolution be, and they hereby are, repealed, effective as of the time this resolution is approved by the requisite vote of the Company's stockholders."

        For the vote seeking approval of the foregoing resolution, the affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the meeting, is required. Abstentions with respect to this vote will have the same effect as a vote against the proposal. In case of a broker non-vote, your broker may not vote your shares.

WE URGE STOCKHOLDERS TO VOTE "FOR" APPROVAL OF RESOLUTION REPEALING ANY BYLAW AMENDMENTS ADOPTED UNILATERALLY BY THE BOARD BETWEEN THE RECORD DATE AND THE DATE ON WHICH THE ANNUAL MEETING IS RECONVENED.

OTHER PROPOSALS

        The Participants know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the [GOLD] proxy card, which will be provided with or after we send you our Definitive Proxy Statement, will vote that proxy on such other matters in accordance with their discretion.

VOTING PROCEDURES

        According to the Bylaws and applicable law, holders of shares of Common Stock and of Preferred Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock and of Preferred Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting unless such vote is specific to holders of Preferred Stock.

        According to the Bylaws and applicable law, directors are elected by a plurality of the votes cast by the holders of Common Stock or Preferred Stock, as applicable, at a meeting at which a quorum is present. Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors. A quorum is a majority of the shares for each class of stock issued and outstanding and entitled to vote, present in person or represented by proxy at the Annual Meeting. The shares represented by a proxy marked "withhold" or "abstain" will be considered present at the Annual Meeting for purposes of determining a quorum.

        As explained in the detailed instructions on your [GOLD] proxy card, there are four ways you may vote. You may:

  1.
  Sign, date and return the enclosed [GOLD] proxy card in the enclosed postage-paid envelope. We recommend that you vote on the [GOLD] proxy card even if you plan to attend the Annual Meeting;

  2.
  Vote via the Internet by following the voting instructions on the [GOLD] proxy card or the voting instructions provided by your broker, bank or other holder of record. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

  3.
  Vote by telephone by following the voting instructions on the [GOLD] proxy card or the instructions provided by your broker, bank or other holder of record; or

  4.
  Vote in person by attending the Annual Meeting. Written ballots will be distributed to Stockholders who wish to vote in person at the Annual Meeting. If you hold your Shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

        To submit a proxy with voting instructions by telephone please call the toll-free telephone number that will be listed on the [GOLD] proxy card when it is sent to you. Proxies may also be submitted over the Internet. Please refer to the [GOLD] proxy card for the website information. In each case Stockholders will be required to provide the unique control number which has been printed on each Stockholder's [GOLD] proxy card. In addition to the instructions that appear on the [GOLD] proxy card, step-by-step instructions will be provided by a recorded telephone message for those Stockholders submitting proxies by telephone, or at the designated website for those Stockholders submitting proxies over the Internet, in each case after our Definitive Proxy Statement is sent to you. Stockholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an e-mail address for confirmation that their vote by Internet was successfully submitted.

        Whether or not you are able to attend the Annual Meeting, you are urged to vote the [GOLD] proxy and return it in the enclosed self-addressed, prepaid envelope after it is sent to you with or after our Definitive Proxy Statement is sent to you. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, your shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED (I) FOR JOHN BRIDENDALL FOR DIRECTOR; (II) FOR M. JEANNINE STRANDJORD FOR DIRECTOR; (III) FOR CLOUD L. CRAY, JR. FOR DIRECTOR; (IV) FOR THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; (V) AGAINST THE ADVISORY VOTE ON SAY-ON-PAY PROPOSAL; (VI) FOR THE DECLASSIFICATION PROPOSAL; (VII) FOR THE BYLAWS AMENDMENT PROVIDING FOR STOCKHOLDERS RIGHTS TO CALL A SPECIAL MEETING; (VIII) FOR THE BYLAWS AMENDMENT PREVENTING THE BOARD FROM FILLING AND ALLOWING STOCKHOLDERS TO FILL VACANCIES ON THE BOARD; AND (IX) FOR THE REPEAL OF ANY PROVISION OF OR AMENDMENTS TO THE BYLAWS ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF A MAJORITY OF THE SHARES OF COMMON STOCK AND PREFERRED STOCK VOTING THEREON AFTER APRIL 3, 2013 AND ON OR BEFORE THE DATE OF THE ANNUAL MEETING.

        If you have any questions or require any assistance in executing your proxy, please call or e-mail:

D.F. King & Co., Inc.
Stockholders call toll-free: (800) 859-8509
Banks and Brokerage Firms call: (212) 269-5550
E-mail: mgpi@dfking.com

PROXY PROCEDURES

        IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE [GOLD] PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE OR USE THE [GOLD] PROXY CARD TO VOTE BY TELEPHONE OR INTERNET, WHICH, IN EACH CASE, WILL BE SENT TO YOU OR MAY BE ACCOMPLISHED AFTER WE SEND YOU OUR DEFINITIVE PROXY STATEMENT.

        The [GOLD] proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

        Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the [GOLD] proxy card, even if you sell such shares after the Record Date.

        IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, AFTER YOU RECEIVE A DEFINITIVE PROXY STATEMENT, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE [GOLD] PROXY CARD AS SOON AS POSSIBLE AFTER IT IS SENT TO YOU.

REVOCATION OF PROXIES

        After our Definitive Proxy Statement is sent to you, any Stockholders of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

  •
  submitting a properly executed, subsequently dated [GOLD] proxy card after it is sent to you that will revoke all prior proxy cards, including any proxy cards which you may have submitted to MGP;

  •
  instructing the Cray Group by telephone or via the Internet as to how you would like your shares voted (instructions will be on your [GOLD] proxy card when it is sent to you);

  •
  attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

  •
  delivering written notice of revocation either to the Participants c/o D.F. King & Co., Inc., 48 Wall Street 22nd Floor, New York, NY 10005, or the Corporate Secretary of MGP.

        Although a revocation is effective if delivered to MGP, the Participants request that either the original or a copy of any revocation be mailed to the Participants c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, so that the Participants will be aware of all revocations.

        IF YOU PREVIOUSLY SIGNED AND RETURNED A PROXY CARD TO MGP, WE URGE YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING AND RETURNING THE [GOLD] PROXY CARD AFTER IT IS SENT TO YOU, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED WITH RESPECT TO THE [GOLD] PROXY CARD AFTER WE SEND YOU OUR DEFINITIVE PROXY STATEMENT, (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE PARTICIPANTS OR TO THE CORPORATE SECRETARY OF MGP.

COST AND METHOD OF SOLICITATION

        Solicitation of proxies shall be made by the Participants.

        The Cray Group has retained D.F. King & Co., Inc. ("D.F. King") to conduct the solicitation, for which D.F. King is to receive a fee not to exceed $35,000, plus reimbursement for its reasonable out-of-pocket expenses. The Cray Group has agreed to indemnify D.F. King against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to D.F. King pursuant to the foregoing provisions, we understand, that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that

D.F. King will employ approximately 20 persons to solicit proxies from MGP Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $115,000 to date, and is estimated to be approximately $300,000 in total.

        The Cray Group intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected to the Board of Directors of MGP, and intend to submit the issue of reimbursement to a vote of security holders.

ADDITIONAL INFORMATION

        Certain information regarding the securities of MGP held by MGP's directors, management and 5% Stockholders is contained in MGP's Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of MGP must be received by MGP for inclusion in MGP's Proxy Statement and form of proxy for that meeting is also contained in MGP's Proxy Statement. The Participants have omitted from this Proxy Statement certain disclosures required by applicable law that are contained in MGP's Proxy Statement, as may be amended or supplemented by MGP. These disclosures include, among other things, information concerning the compensation of MGP's directors and executive officers and the procedures for submitting proposals for inclusion in the MGP's proxy statement at the next annual meeting. Stockholders should refer to MGP's Proxy Statement in order to review this disclosure. The Participants undertake no responsibility herein for the accuracy or completeness of such information contained in MGP's Proxy Statement or MGP's other public filings.

Date: June [    •    ], 2013

KAREN SEABERG LAIDACKER M. SEABERG CLOUD L. CRAY, JR. CRAY FAMILY MANAGEMENT LLC CRAY MGP HOLDINGS LP JOHN P. BRIDENDALL M. JEANNINE STRANDJORD

PRELIMINARY PROXY — SUBJECT TO COMPLETION

MGP INGREDIENTS, INC.

ANNUAL MEETING OF STOCKHOLDERS

[                                ]

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Participants’ Proxy Statement and this proxy card are available at [                  ].

Proxy/Voting Instruction Card

THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE PARTICIPANTS

THE BOARD OF DIRECTORS IS NOT SOLICITING THIS PROXY

PROXY. The undersigned appoints Karen Seaberg and Cloud L. Cray, Jr., or any of them, each with full power to appoint a substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock and/or Preferred Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held on May 23, 2013, or at any adjournment thereof.

This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED “FOR” THE NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSALS 2, 4, 5, 6 AND 7 AND “AGAINST” PROPOSAL 3. This proxy will also be voted in accordance with the discretion of the proxy or proxies on any other business.

The undersigned hereby revoke(s) any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock or preferred stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Participants a reasonable time before this solicitation.

The undersigned has received the Participants’ Proxy Statement.

See reverse for voting instructions.

COMPANY #

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named
proxies to vote your shares in the same manner as if
you marked, signed and returned your proxy card.

INTERNET — [www. ] Use the Internet to vote your proxy until 12:00 p.m. (CT) on [ ].

PHONE — [ ] Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on [ ].

MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Cray Group recommends that you vote FOR the nominees listed in Proposal 1.

1. Election of directors for terms expiring in 2016.

01 John P. Bridendall

02 M. Jeannine Strandjord*

03 Cloud L. Cray, Jr.*

*M. Jeannine Strandjord and Cloud L. Cray, Jr. are being voted on solely by the holders of the Preferred Stock

	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

The Cray Group recommends you vote FOR Proposal 2.

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013.	☐ For	☐ Against	☐ Abstain

The Cray Group recommends you vote AGAINST Proposal 3.

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐ For	☐ Against	☐ Abstain

The Cray Group recommends you vote FOR Proposals 4, 5, 6 and 7.

4. to approve the proposal requesting the Board of Directors to approve an amendment to the Company’s Articles of Incorporation to de-stagger the Board and permit any director to be removed with or without cause.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

5. To approve proposal to amend the Company’s bylaws (‘‘Bylaws’’) to provide a right for Stockholders holding 10% or more of the outstanding common stock or outstanding preferred stock to call a special meeting of Stockholders.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

6. Cray Group’s proposal to amend the Bylaws to require that any vacancies on the Board be filled only by the Stockholders and not by the Board.	☐ FOR	☐ AGAINST	☐ ABSTAIN

7. To approve the repeal of any provision of or amendments to the Bylaws adopted by the Board without the approval of a majority of the shares of common stock and preferred stock voting thereon after April 3, 2013 and on or before the date of the Annual Meeting.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Please indicate if you plan to attend this meeting. ☐	Date

Address Change? Mark box, sign, and indicate changes below: ☐

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

 Exhibit 1

Form of Amendment to Articles of Incorporation

        Commencing with the annual meeting of stockholders in 2014, each director of the corporation shall be elected for a one-year term and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director. A director who is chosen in the manner provided in the Bylaws to fill a vacancy shall hold office until the next annual meeting of stockholders of the corporation and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any one or more directors of the corporation may be removed with or without cause by the holders of a majority of the shares then entitled to vote in an election of such director or directors.

 Exhibit 2

Bylaw Amendment

        Section 2.2    Special Meetings.

        (a)   General. A special meeting of the stockholders or the holders of any one or more classes of the capital stock of the Corporation entitled to vote as a class or classes with respect to any matter, as required by law or as provided in the Articles of Incorporation, may be called by, and may be at any time and place determined by, the Chairman of the Board, the President or the Board of Directors.

        (b)   Stockholder Requested Special Meetings.

          (1)   Special meetings of the stockholders may also be called by the stockholders following receipt by the Secretary of the Corporation of a written request for a special meeting (a "Special Meeting Request") from one or more record holders of shares representing in the aggregate either (i) at least 10% of all issued and outstanding shares of common stock of the Corporation entitled to vote at the meeting or (ii) at least 10% of all issued and outstanding shares of preferred stock of the Corporation entitled to vote at the meeting (in either case, the "Proposing Stockholders"), if such Special Meeting Request complies with the requirements set forth in this Section 2.2(b). The Board of Directors will determine whether all such requirements have been satisfied, and such determination shall be binding on the Corporation and its stockholders. If a Special Meeting Request complies with this Section 2.2(b), the Board of Directors will determine the place, date and time of a special meeting requested in such Special Meeting Request.

          (2)   A Special Meeting Request must be delivered by hand, by registered U.S. mail, or by courier service to the attention of the Secretary of the Corporation at the principal office of the Corporation. A Special Meeting Request will only be valid if it is signed and dated by each of the Proposing Stockholders and if such request includes: (i) a statement of the specific purpose(s) of the special meeting, the matter(s) proposed to be acted on at the special meeting, the reasons for conducting such business at the special meeting, and any material interest of each Proposing Stockholder and each beneficial owner on whose behalf the Special Meeting Request is submitted in the business proposed to be conducted at the special meeting; (ii) the text of any resolutions proposed for consideration and, if such business includes a proposal to amend either the Bylaws or the Articles of Incorporation, the text of the proposed amendment to the Bylaws or Articles of Incorporation; (iii) the name and address, as they appear on the Corporation's books, of each Proposing Stockholder, the date of each Proposing Stockholder's signature and the name and address of each beneficial owner on whose behalf such Special Meeting Request is made; (iv) the number of shares of the Corporation's common stock or preferred stock, as the case may be, that are owned of record or beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by each Proposing Stockholder and each such beneficial owner and documentary evidence of such record or beneficial ownership; (v) a representation that the Proposing Stockholder(s) and each beneficial owner(s) on whose behalf the Special Meeting Request is made intend to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting; (vi) if any Proposing Stockholder, or beneficial owner on whose behalf such Special Meeting Request is made, intends to solicit proxies with respect to the stockholders' proposal(s) or business to be presented at the special meeting, a representation to that effect; and (vii) all information relating to each such Proposing Stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act.

          (3)   A Special Meeting Request shall not be valid if (i) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (ii) a Similar Item is included in the Corporation's notice as an item of business to be brought before a stockholder meeting that has been called but not yet held; or (iii) the Special Meeting Request is received by the Corporation during the period commencing ninety (90) calendar days prior to the first anniversary of the preceding year's annual meeting of stockholders and ending on the date of that year's annual meeting of stockholders.

          (4)   Any Proposing Stockholder may revoke a Special Meeting Request by written revocation delivered to the Corporation at any time prior to the special meeting; provided, however, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting. If none of the Proposing Stockholders appears or sends a representative to present the proposal(s) or business submitted by the Proposing Stockholders for consideration at the special meeting, the Corporation need not present such proposal(s) or business for a vote at such meeting.

          (5)   Business transacted at a special meeting requested by stockholders shall be limited to the purposes stated in the Special Meeting Request; provided, however, that nothing herein shall prohibit the Board from submitting additional matters to the stockholders at any such special meeting.

 Exhibit 3

Bylaw Amendment

        Section 3.8

        A vacancy on the Board shall exist in the case of the death, resignation or removal of any director, if the stockholders increase the number of directors, if the stockholders fail at any meeting at which they elect directors to elect the full number of directors for which they are voting at that meeting, or if a director refuses to serve. If a director resigns effective at a future date, the vacancy shall be deemed to exist only upon the effectiveness of the resignation.

        Stockholders have the sole right to elect a director or directors at any time to fill any vacancy or vacancies on the Board. Group A directors may be elected by the holders of the Company's Common Stock, voting separately as a class, and Group B directors may be elected by the holders of the Company's Preferred Stock, voting separately as a class, as provided in the Company's Articles of Incorporation. The Board shall not elect a director or directors at any time to fill any vacancy or vacancies on the Board.

        A meeting of the stockholders shall be called to fill any vacancy or vacancies on the Board. This meeting, whether the annual meeting of stockholders or a special meeting of stockholders, must be held within 60 days of the date the vacancy arises. Any director elected at such meeting to fill a vacancy shall hold office until the next regular election of directors of the class of which such director is a part, or if the Board is declassified, until the next Annual Meeting of Stockholders, and until the election and qualification of such person's successor or until his or her earlier death, resignation or removal. No reduction in the authorized number of directors shall have the effect of removing any director prior to the expiration of such person's term of office.

 Annex A

Beneficial Ownership of Securities of MGP

The Cray Group

        The address of Karen Seaberg and Laidacker Seaberg, and the business address of both Cray Family Management LLC ("Management") and Cray MGP Holdings LP (the "Partnership"), is 200073 266th Road, Atchison, Kansas 66002. In addition to being a member of the Board, Karen Seaberg is a travel agent at Travel Center of Atchison, with a business address of 725 Commercial, Atchison, Kansas 66002. Laidacker Seaberg is retired. Cray Family Management LLC serves as the general partner of Gray MGP Holdings LP. Cloud L. Cray, Jr.'s serves as a member of the Board and his business address is MGP Ingredients, Inc. Cray Business Plaza, 100 Commercial Street, PO Box 130, Atchison, Kansas 66002.

        As a member of a group with the other members of the Cray Group, each of the Cray Group members is deemed to have acquired beneficial ownership of all equity securities of MGP Ingredients, Inc. (the "Company" or "MGP") beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing. Accordingly, Karen Seaberg, Laidacker Seaberg, Cloud L. Cray, Jr., Cray Family Management LLC and Cray MGP Holdings LP each beneficially own 4,940,101 shares of Class A Common Stock, no par value, of MGP ("Common Stock") representing 27.54% of the outstanding shares of Common Stock, and 404 shares of Class B Preferred Stock, par value of $10.00, of MGP ("Preferred Stock") representing 92.4% of the outstanding shares of Preferred Stock. Such percentages of ownership are approximate and were calculated based on the 17,934,233 shares of Common Stock and 437 shares of Preferred Stock stated to be outstanding as of April 26, 2013 by MGP in its Quarterly Report on Form 10-Q, filed with the SEC on May 6, 2013.

        The total 4,940,101 shares of beneficially owned Common Stock includes 63,410 shares of Common Stock owned directly by Cloud L. Cray, Jr., 351,584 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Cloud L. Cray, Jr. is a director and has shared voting and dispositive power, 265,138 shares of Common Stock held by the Cloud L. Cray, Jr. Revocable Trust, over which Cloud L. Cray, Jr. has sole voting and dispositive power, 335,314 shares of Common Stock held by the Cloud L. Cray and Sara J. Cray Family Foundation, over which Cloud L. Cray, Jr. has sole voting and dispositive power, 68,183 shares of Common Stock owned through the MGP's Employee Stock Purchase Plan, and 6,000 shares of Common Stock which may be acquired pursuant to stock options granted under the MGP's stock option plans and that became exercisable on or before April 3, 2013.

        Management was formed on September 25, 2012 and Partnership was formed on October 1, 2012 for estate planning purposes. Karen Seaberg is the sole manager of Management, and Karen Seaberg and her sisters, Cathy Scroggs and Susan Robbins, are the members of Management. Management is the general partner of Partnership. The limited partners of the Partnership and their respective percentage interests in the Partnership as of May 9, 2013 are Cloud L. Cray, Jr. (34%) and the Cloud L. Cray, Jr. Gift Trust (the "Gift Trust") (65%).

        On December 16, 2012, Cloud L. Cray Jr. contributed 2,555,967 shares of Common Stock to the Partnership. On December 12, 2012, Karen Seaberg and Susan Robbins contributed 9,000 and 3,010 shares of Common Stock to Management, respectively. Susan Robbins contributed an additional 5,090 shares on December 21, 2012. Cathy Scroggs contributed cash to Management. Management used these contributions to acquire a 1% interest in Partnership on December 30, 2012.

        Karen Seaberg and Laidacker M. Seaberg are husband and wife. Cloud L. Cray, Jr. is Karen Seaberg's father. Karen Seaberg is the sole manager of Management and, as such, has sole power to vote and dispose of the shares held by the Partnership.

        The terms of the limited partnership agreement of the Partnership give Karen Seaberg the unfettered right and authority to dispose of Common Stock held by the Partnership for so long as she is the sole manager of Management. If either of her sisters should become manager of Management, they may only sell Common Stock to lineal descendants of Cloud L. Cray, Jr. or trusts for the benefit of a descendant or descendants or an entity over which one or more lineal descendants possesses voting control. Should any other person become manager of Management or should the Partnership have more than one general partner, the terms of the partnership agreement require the general partner to offer the Common Stock held by the Partnership to the persons described in the preceding sentence before disposing of it to third parties. Distributions by the Partnership are to be made as determined by its general partner in proportion to the limited partners' respective partnership interests. The Partnership may be dissolved with the consent of the general partner and holders of 80% of the limited partnership interests. Upon dissolution, distribution of Partnership assets would be determined by the general partner or other person designated by law.

        Karen Seaberg has a durable power of attorney from Laidacker M. Seaberg empowering her to vote shares owned by him.

        Karen Seaberg and Laidacker M. Seaberg are each a trustee of the MGP Ingredients, Inc. Voting Trust (the "Voting Trust"), which was created under a voting trust agreement dated as of November 16, 2005 (the "Voting Trust") and which holds 333 shares of the Company's Preferred Stock, representing 76.2% of the outstanding shares of such class. The other trustee of the Voting Trust is Richard B. Cray (Karen Seaberg's uncle and the brother of Cloud L. Cray, Jr.). Laidacker M. Seaberg directly owns 71 shares of the Company's Preferred Stock. The 404 shares owned by the group represent 92.4% of the outstanding Preferred Stock.

        The Voting Trust became effective on January 30, 2006 and was amended effective August 23, 2010. It will continue in effect until the last death of the issue of Cloud L. Cray, Sr. who was living at the creation of the Trust. There presently are 18 such persons living, the youngest of which is 38 years old. The Voting Trust may also be terminated by the consent of a majority of the Trustees or the beneficiaries of 90% of the shares held in the Voting Trust or upon the sale of all the shares held in the Voting Trust. Until the Voting Trust is terminated or dissolved, each Trustee may appoint a successor trustee, provided that any successor must either (i) meet (and continue to meet) the officer and shareholder qualifications that a successor trustee under the Trust must meet under the terms of the First Amendment to the Trust dated November 13, 1980 or (ii) be an issue of Cloud L. Cray, Sr., or the spouse of such issue, and own at least 10,000 share of the Company's Common Stock. (The original trustees of the Voting Trust are not subject to this requirement.) Only one person who is solely an issue of Cloud L. Cray, Sr., or the spouse of such issue, (and not also an officer) may serve as successor trustee at one time. The Trustees are permitted to act with respect to the voting or divestment of shares of the Company's stock held by the Voting Trust in accordance with the decision of a majority of the Trustees.

John P. Bridendall

        John P. Bridendall does not own, directly or indirectly, any shares of Common Stock or Preferred Stock. His business address is 3405 Rivers Call Blvd., Atlanta, Georgia 30339.

M. Jeannine Strandjord

        M. Jeannine Strandjord does not own, directly or indirectly, any shares of Common Stock or Preferred Stock. Her business address is 3105 W. 117th, Leawood, Kansas 66211.

 Transactions in the Last Two Years

        Except as set forth below, none of the Participants had any purchase or sale transactions within the last two years.

Karen Seaberg

        Karen Seaberg conducted the following transactions within the last two years:

        Common Stock:

Date	Purchase/Sale	Quantity
12/12/2012	Sale	3,910

 Annex B

Form of Nominee Agreement

        June 4, 2013

Dear [Nominee]:

        Karen Cray Seaberg, Cloud L. Cray, Jr., Laidacker M. Seaberg, Cray Family Management LLC, and Cray MGP Holding LP (the "Cray Group") intend to make nominations and bring other business before the 2013 Annual Meeting of Stockholders (the "Annual Meeting") of MGP Ingredients ("MGP"), and in connection with the foregoing are soliciting proxies. This will confirm our understanding as follows:

        1.    Nomination and Agreement to Serve.    (a) You agree that you are willing to become a member of a slate of nominees (the "Nominees") to stand for election as directors of MGP, in connection with a proxy contest with management of MGP in respect of the election of directors of MGP at the Annual Meeting or a special meeting of stockholders of MGP called for a similar purpose (the "Proxy Contest") and agree to cooperate and assist the Cray Group in connection with any threatened or filed claim, action, suit or proceeding related to the Proxy Contest, subject to any legal duties by which you may be bound. You further agree that, if you are elected to the MGP board of directors (the "MGP Board"), you will serve as a director of MGP. You hereby acknowledge that you have reviewed a draft of the Proxy Statement. Each of us recognizes that should you be elected to the Board of Directors of MGP all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of MGP and, as a result, that there is, and can be, no agreement between you and the Cray Group which governs the decisions which you will make as a director of MGP. If elected to the MGP Board, you shall have no obligation to the Cray Group in any capacity, other than duties owed generally to stockholders of MGP. Notwithstanding the foregoing, if you are not elected to the MGP Board on or before December 31, 2013, your consent to be named as a Nominee and serve as a director of MGP shall be deemed revoked.

  (b)
  Simultaneously with the execution of this letter agreement, you are delivering to the Cray Group a completed Schedule 14A Questionnaire (the "Questionnaire"), in the form provided to you. You understand that the Cray Group will publicly file with various governmental agencies certain documents prepared in connection with the Proxy Contest, which documents will be based in part on the information you provide in the Questionnaire.

        2.    Compensation.    (a) You understand that if you are elected to the MGP Board, in consideration for your service as a director of MGP, you will be entitled to receive from MGP such compensation as shall be payable to directors of MGP in accordance with MGP's policies as in effect from time to time.

  (b)
  The Cray Group agree to pay the costs of the Proxy Contest.

        3.    Indemnification with Respect to the Proxy Contest.    (a) The Cray Group shall, to the fullest extent permitted by law, indemnify you and hold you harmless if (i) you are a party, or are threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") (ii) or you are called to testify solely or give a deposition in any Proceeding, arising out of or relating to being named by the Cray Group as a Nominee or references to you as such in the Cray Group's materials relating to the Proxy Contest, or otherwise in connection with the Proxy Contest, against any and all expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred by you in connection with such Proceeding. Anything to the contrary herein notwithstanding, the Cray Group is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a Nominee or for any actions taken by you as a director of MGP, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Nominees; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct.

  (b)
  You shall provide the Cray Group promptly with notice of any Proceeding as to which you may be entitled to seek indemnification under Paragraph 3(a). The Cray Group may assume the defense of any such Proceeding at the Cray Group's expense; provided that you shall cooperate with the Cray Group in the defense of such Proceeding and comply with any reasonable request by the Cray Group made in connection with such defense. If the Cray Group does not elect to assume such defense, expenses (including attorneys' fees) actually and reasonably incurred by you in defending any such Proceeding shall be paid by the Cray Group promptly after they are incurred and the Cray Group is notified of such expenses.

  (c)
  The indemnification of expenses provided by this Paragraph 3 shall continue whether or not you are elected to the MGP Board and shall apply to Proceedings as described above regardless of whether those Proceedings are commenced before or after such election.

        4.    Indemnification with Respect to Service as MGP's Director.    You understand that, if you are elected to the MGP Board, you shall be entitled to such indemnification of expenses with respect to your service as a director of MGP as shall be provided to MGP's directors, in accordance with MGP's policies as in effect from time to time, and shall be entitled to be covered by the directors and officers insurance policy maintained by MGP for its directors, in accordance with MGP's policies as in effect from time to time.

        5.    Non-Exclusivity of Rights.    The indemnification of expenses provided by this letter agreement shall not be deemed exclusive of any other rights to which you may be entitled under any by-law, other agreement, vote of stockholders, disinterested directors or otherwise, to the extent such other rights are authorized by applicable law.

        6.    Valid Obligation.    The Cray Group represents and warrants that it has full corporate power and authority, and has obtained all requisite corporate and other authorizations, to undertake and perform its obligations under this letter agreement, and that, assuming due authorization, execution and delivery of this letter agreement by you, this letter agreement constitutes the legal, valid and binding obligation of the Cray Group, enforceable in accordance with its terms.

        7.    Assignment.    This letter agreement shall be binding on you and on the Cray Group and its successors and assigns. Your rights hereunder may not be assigned.

        8.    Severability.    If any term or provision of this letter agreement is determined to be invalid or unenforceable, then the remaining terms and provisions hereof shall be unimpaired and the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

        9.    Governing Law.    This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Kansas.

        If you agree with the foregoing, please so indicate by signing in the space provided below, whereupon this letter agreement will become a binding agreement between the members of the Cray Group and you.

        [Signature Pages Follows]

2

Karen Cray Seaberg
By
Name:
Title:
Cloud L. Cray, Jr.
By
Name:
Title:
Laidacker M. Seaberg
By
Name:
Title:
Cray Family Management LLC
By
Name:
Title:
Cray MGP Holding LP
By
Name:
Title:

3

Agreed as of the date first above written:
Name:

4

 Annex C

Form of Consent of Nominee

CONSENT OF NOMINEE

        The undersigned hereby consents to being named as a nominee for election as a director of MGP Ingredients, Inc. (the "Company") in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by Karen Cray Seaberg, Cloud L. Cray, Jr., Laidacker M. Seaberg, Cray Family Management LLC, and Cray MGP Holding LP (the "Participants"), and in other materials in connection with the solicitation of proxies by the Participants from stockholders of the Company to be voted at the 2013 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: June     , 2013

Cloud L. Cray, Jr.

QuickLinks

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED JUNE [ • ], 2013
2013 ANNUAL MEETING OF STOCKHOLDERS OF MGP INGREDIENTS, INC.
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
GROUP A NOMINEE (For a term expiring in 2016)
GROUP B NOMINEES (For terms expiring in 2016)
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 SAY ON PAY
PROPOSAL 4 ANNUAL ELECTION OF THE BOARD
PROPOSAL 5 STOCKHOLDER RIGHTS TO CALL SPECIAL MEETINGS
PROPOSAL 6 STOCKHOLDER RIGHT TO FILL BOARD VACANCIES
PROPOSAL 7 REPEAL OF BYLAW AMENDMENTS BETWEEN RECORD DATE AND THE DATE OF THE ANNUAL MEETING
  Exhibit 1
Form of Amendment to Articles of Incorporation
  Exhibit 2
Bylaw Amendment
  Exhibit 3
Bylaw Amendment
  Annex A
Beneficial Ownership of Securities of MGP
Transactions in the Last Two Years
  Annex B
Form of Nominee Agreement
  Annex C
Form of Consent of Nominee